UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into Material Definitive Agreements

Amendment to Chairman of the Board and CEO Employment Agreement.

As previously reported, on November 15, 2005, the Compensation Committee of the Board of Directors granted Mr. Michael Jalbert, Chairman and Chief Executive Officer of the EFJ, Inc. (“Company”), an award of 120,000 restricted shares (the “Restricted Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”) under the Company’s 2005 Omnibus Incentive Compensation Plan (the “Plan”). The Restricted Shares vest upon the achievement of certain performance goals.

Pursuant to the Plan, the Company may award to any employee up to 100,000 restricted shares of the Company’s Common Stock in any calendar year (the “Plan Limitation”). Subsequent to the grant to Mr. Jalbert, the Company recognized that the grant of 120,000 Restricted Shares exceeded the Plan Limitation by 20,000 Restricted Shares. As such, on October 25, 2006, the Compensation Committee of the Board of Directors amended the grant from 120,000 to 100,000 Restricted Shares. On October 30, 2006, the Company and Mr. Jalbert entered into an amendment to his Restricted Shares Notice of Award agreement reflecting such amendment.

Amendment to President and COO Employment Agreement.

As previously reported, Mr. Massoud Safavi, President and Chief Operating Officer of the Company’s Secured Communications division, entered into an Employment Agreement with the Company (the “Employment Agreement”), effective as of October 1, 2006. Pursuant to such Employment Agreement, the Compensation Committee of the Board of Directors granted Mr. Safavi an option to purchase 200,000 shares (the “Option Shares”) of the Company’s common stock, par value, $0.01 (the “Common Stock”) under the Company’s 2005 Omnibus Incentive Compensation Plan (the “Plan”).

Pursuant to the Plan, the Company may grant to any employee an option to purchase up to 100,000 shares of the Company’s Common Stock in any calendar year (the “Plan Limitation”). Subsequent to the grant to Mr. Safavi, the Company recognized that the grant of 200,000 Option Shares exceeded the Plan Limitation by 100,000 Option Shares. As such, on October 25, 2006, the Compensation Committee of the Board of Directors amended the grant from 200,000 to 100,000 Option Shares. On October 26, 2006, the Company and Mr. Safavi entered into an amendment to his Employment Agreement reflecting such amendment.

A copy of the Employment Agreement, as amended, between Mr. Safavi and the Registrant is attached as Exhibit 10.1.

ITEM 9.01. Financial Statements And Exhibits.

(d) The following is a list of the exhibits filed herewith.

10.01	Amendment to the Employment Agreement, as amended, dated October 26, 2006, between the Company and Mr. Safavi.

10.02	Form of the Company’s 2005 Omnibus Incentive Compensation Plan Incentive Stock Option Agreement.

10.03	Form of the Company’s 2005 Omnibus Incentive Compensation Plan Non-Statutory Stock Option Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, Inc.
(Registrant)

October 31, 2006	By:	/s/ Jana Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Index to Exhibits

10.01	Amendment to the Employment Agreement, as amended, dated October 26, 2006, between the Company and Mr. Safavi.

10.02	Form of the Company’s 2005 Omnibus Incentive Compensation Plan Incentive Stock Option Agreement.

10.03	Form of the Company’s 2005 Omnibus Incentive Compensation Plan Non-Statutory Stock Option Agreement.